                                                                   EXHIBIT 10.20

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the 13
                                                                           --
day of MAY, 1998 by and between Secured Properties Investors II, L.P., having a
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mailing address of Two Paces Ferry West, Suite 1600, 2727 Paces Ferry Road,
Attn. JAMESTOWN Management Corporation, Atlanta, Georgia 30339 ("Landlord")and City Search Inc., a Delaware corporation,having a mailing address of 790 E.
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Colorado Blvd, Suite 200 Pasadena CA, 91101 ("Tenant").
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                                   RECITALS:
                                   --------

     In consideration of the rent to be paid, the mutual covenants and agreements herein contained and other good and valuable considerations, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Landlord hereby leases and rents to Tenant, and Tenant hereby leases and rents from Landlord, the "Demised Premises" hereinafter described upon the terms, provisions and conditions hereinafter set forth:

     1.   DEMISED PREMISES: Landlord hereby leases and rents to Tenant and
          ----------------
Tenant hereby leases and rents from Landlord, that certain rental space (hereinafter referred to as the "Demised Premises") containing approximately 7,880 square feet, shown outlined in red on the Building Plan attached hereto as Exhibit "A," made a part hereof by reference and pertaining to a multi-tenant building and related improvements (hereinafter referred to as the "Project") which is on a tract of land (hereinafter referred to as the "Building Site") fronting Triangle Drive in the Research Triangle Park, Durham County, North Carolina and as described on Exhibit "B" attached hereto; together with the nonexclusive license to use in connection with other tenants of the Project, all of the parking areas, driveways, sidewalks and other common facilities made available by Landlord from time to time to the Project, all subject to such reasonable rules and regulations as may be prescribed by Landlord from time to time.

     2.   IMPROVEMENTS AND DELIVERY OF DEMISED PREMISES: Landlord represents
          ---------------------------------------------
that it will cause the Demised Premises to be constructed thereon substantially in accord with the Design Plans and specifications attached hereto as Exhibit "C" and incorporated herein by reference. Finished Design Plans and specifications (hereinafter referred to as the "Final Plans") 'for the Demised Premises shall be prepared by Tenant's architect and consented to by Landlord, which consent shall not be unreasonably withheld. The Final Plans for the Demised Premises shall comply with all laws, ordinances, decrees, orders, rules and regulations of any lawful authority, agency or governmental unit having jurisdiction over the Demised Premises and Landlord's consent to the Final Plans shall not be construed as a representation that the Final Plans are sufficient for any purpose.

     The date on which Landlord has completed construction of the Demised Premises and obtained a certificate of Occupancy for the Demised Premises shall be referred to herein as the

"Completion Date." Landlord shall provide notice to Tenant thirty (30) days before the Completion Date. Landlord agrees to use due diligence in completing construction of the Demised Premises as soon as possible after the date Tenant delivers the Final Plans to Landlord. Landlord shall not be responsible for delay(s) caused by or resulting from strikes, unavailability of materials, casualty, acts of God, or any other matter(s) beyond its control, and the Completion Date shall be automatically extended for the period(s) of time caused by such delay(s). If Landlord, due to circumstances beyond its reasonable control, is unable to substantially complete construction of the Demised Premises within one hundred eighty (180) days after the date Tenant delivers the Final Plans to Landlord, this Lease may be terminated at the option of Landlord or Tenant. Such options shall be exercised, if at all, by delivery of not less than 30 days advance notice of same to the other party and, upon any such termination, neither party shall have any rights against the other. Completion of the Demised Premises shall not include punch-list items that may be completed after Tenant takes occupancy. All improvements constructed by Landlord pursuant to this paragraph shall remain the property of Landlord.

     At any time after the execution of this Lease and prior to the Completion Date, Tenant, its agents and contractors, shall have the privilege of entering upon the Demised Premises at their sole risk for the purpose of taking measurements, making tenant improvements, and for any other purpose expressly permitted by Landlord; provided, however, such entry shall not interfere with, hinder, obstruct or delay the progress of construction by Landlord of the Project.

     Upon final completion of the Demised Premises, Landlord shall furnish Tenant a certificate of occupancy from the appropriate governmental authority having jurisdiction. Upon receipt of this item, Tenant agrees that it accepts the Demised Premises "as is" and pursuant to Section 9 hereof, Tenant agrees to take full responsibility for the Demised Premises.

     In connection with Landlord's construction obligation, Landlord shall pay a tenant improvement allowance not to exceed $66,980.00 (the "Construction Allowance"), for the improvements referenced herein, including preparation of Final Plans, architectural and engineering fees, attorneys' fees, permit costs and actual hard construction costs. In no event shall Landlord be obligated to pay any amount for the improvements referenced herein which exceeds the Construction Allowance. Any unused portion of the Construction Allowance shall be deemed forfeited by Tenant.

     All facilities furnished to the Project and designated for the general use, in common, of occupants of the Project (including Tenant hereunder, its officers, agents, employees and business guests) including, but not limited to, parking areas, streets, sidewalks, canopies, roadways, shelters, driveways, landscaped areas and other similar facilities (herein called "common facilities"), shall be subject at all times to the right of Landlord to change from time to time the area, level, location, and arrangement of such common facilities, to restrict parking by tenants, their employees, and business guests to designated parking areas, and to make all reasonable rules and regulations and do such further things from time to time as in Landlord's sole discretion may be necessary or appropriate regarding said common facilities.

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

     3.   TERM AND OPTION TO RENEW: The initial term of this Lease (the "Initial
          ------------------------
Term") shall begin on the Completion Date and shall end at 12:00 o'clock midnight on the date five years from the Completion Date, In addition to the Initial Term, and provided Tenant is not in default under any of the terms, provisions or conditions of this Lease, Tenant shall have one option to renew (the "Option") the term of this Lease for a period of five years (the "Option Period") at the rental for each Option Period specified in Section 4 hereof, such Option to renew being exercisable by written notice to Landlord not less than 180 days prior to the end of the Initial Term. (The Initial Term together with any Option Period is collectively referred to as the "Lease Term.") Time is of the essence with respect to the time of exercise of each option to renew and any failure to renew shall extinguish all subsequent renewal options.

     4.   RENTAL: Tenant shall pay to Landlord for the use and occupancy of the
          ------
Demised Premises during the first year of Initial Term an initial annual rental of $9.75 per square foot, payable in equal monthly installments of $6,402.50 in advance on or before the first day of each and every month beginning on the Completion Date. During the remainder of the Lease Term, base rent shall increase by three percent per year, effective on each 12-month anniversary date of the Completion Date. All rental payments provided herein shall be payable to Landlord, until notice to the contrary is given by Landlord. Tenant shall have no right to offset against rent hereunder. Any payment of rent not received on or before the first day of the month shall incur a late fee equal to fifty dollars ($50.00). In addition, any amounts of rent not paid when due hereunder shall bear interest at the rate of ten percent (10%) per annum from the date due until paid in full.

     As security for the faithful performance by Tenant throughout the term, and any extensions or renewals thereof, of all the terms and conditions of the Lease on the part of Tenant, Tenant shall deposit with Landlord the sum of $6,402.50 (the "Security Deposit") on the date Tenant executes and delivers this Lease to Landlord. Such amount shall be returned to Tenant, without interest, after the expiration of the Lease Term, provided Tenant has fully and faithfully observed and performed all of the terms, covenants, agreements, warranties and conditions hereof on its part to be observed and performed. Landlord shall have the right to apply all or any part of the Security Deposit toward the cure of any default of Tenant. If all or any part of said security deposit is so applied by Landlord, then Tenant shall immediately pay to Landlord an amount sufficient to return said security deposit to the balance on deposit with Landlord prior to said application, Neither Landlord nor its agents shall be required to keep the Security Deposit separate from their general accounts, it being agreed that the Security Deposit may be commingled with other funds of Landlord or of its agents. It is further agreed and acknowledged by Tenant that Landlord or its agents shall have the right to deposit the Security Deposit in an interest-bearing account, and all interest accrued on the Security Deposit shall belong to Landlord and will be retained by Landlord as its property.

     5.   USE OF DEMISED PREMISES: Tenant shall use the Demised Premises only
          -----------------------
for general office purposes and shall not use or store any environmental contaminants, as defined by either state of federal law, on the Demised Premises, other than janitorial supplies and other

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

substances commonly used for office purposes. Tenant shall comply with all laws, ordinances, decrees, orders, rules, and regulations of any lawful authority, agency or governmental unit having jurisdiction over the Demised Premises. However, Tenant shall not, by reason of such compliance, be required to make any repairs or alterations to the Demised Premises unless such repairs or alterations are required by Tenant's particular use of the Demised Premises. Tenant shall save the Landlord harmless from penalties, fines, costs, expenses or damages resulting from any failure of the Tenant to perform its obligations under this Section. Tenant shall not do any act or follow any practices in or about the Demised Premises which shall constitute a nuisance or detract from or impair the reputation of the Project. Without limiting the generality of the foregoing, Tenant shall make such arrangements for the storage and timely disposition of all garbage and refuse as may be required in order to keep the Demised Premises in a neat and orderly condition, clean and free from rubbish, dirt, snow and ice, and shall not cause disturbing or offensive odors, fumes, or gases or any smoke, dust, steam or vapors, or any loud or disturbing noise or vibrations to be emitted from the Demised Premises.

     Tenant understands and acknowledges that the Demised Premises are part of the Research Triangle Park and are subject to special zoning requirements and regulations under the Durham County Zoning Ordinance (the "Zoning Ordinance"). Tenant represents to Landlord that Tenant has conducted its own independent investigation of the Zoning Ordinance as same relates to Tenant's intended use and occupancy of the Demised Premises, and Tenant has satisfied itself that its intended use and occupancy of the Demised Premises will not violate the Zoning Ordinance.

     6.   TAXES: Tenant covenants and agrees to pay promptly all Taxes affecting
          -----
the Demised Premises which are now or may hereafter be imposed or assessed upon the Demised Premises, except as otherwise expressly provided for in this Lease. The word "Taxes" shall mean (i) all real estate taxes, payable (adjusted after protest or litigation, if any) for any part of the Lease Term, exclusive of penalties or discounts, on the Project, (ii) any taxes which shall be levied in lieu of any real estate taxes, (iii) any special assessments for benefits on the Project (except any payable in whole or in part during the base year for taxes) and (iv) the expense of contesting the amount or validity of any such Taxes, charges or assessments, such expense to be applicable to the period of the item contested (Landlord hereby exclusively reserving the right to contest same). With respect to any Taxes for which the Demised Premises are not separately assessed. Tenant shall pay its proportionate share ("Tenant's Proportionate Share"), which will be determined by dividing the total number of square feet of the Demised Premises by the total number of square feet of rentable floor area of the entire Project. Landlord shall not be required to pay any taxes or assessments of any nature imposed or assessed upon fixtures, equipment, machinery, merchandise or other property installed in the Demised Premises or brought thereon by Tenant or at Tenant's direction, but such shall be the obligation of Tenant, and Tenant agrees that it will promptly pay all such taxes or assessments before they become delinquent.

     Tenant shall pay to Landlord in monthly installments on the same day that rent is due hereunder, an amount equal to one-twelfth (1/12th) of the Taxes due hereunder, as estimated by

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

Landlord in good faith from time to time. As soon as practical after the close of each callender year during the Lease Term, Landlord shall furnish a statement in writing to Tenants specifying the actual amount due by Tenant in respect of Taxes. In the event the total of the monthly payment theretofore made by Tenant under this Section for such year exceeds the actual amount due, then the excess shall be applied pro rata as a credit on the monthly installments thereafter coming due, In the event that the total monthly payments made by Tenants under this Section is less than the actual amounts due, any such deficiency shall be due and payable by Tenant to Landlord within 10 days after Tenant's receipt of such statement.

     7.   FIRE AND EXTENDED COVERAGE INSURANCE: Landlord will maintain and pay
          ------------------------------------
for "all-risk" and "named perils" coverage in an amount at least equal to the value of the Project. Tenant will provide and pay for all insurance on its own contents in the Demised Premises. Tenant shall pay a proportionate share (said "proportionate share" to be determined in the same manner as "Tenant's Proportionate Share" under Section 6 hereof) of the insurance premium provided for in this Section, due in monthly installments as estimated by Landlord.

     8.   LANDLORD'S COVENANT TO REPAIR AND REPLACE: In the event it becomes
          -----------------------------------------
necessary during the Lease Term to repair utility lines prior to the point of entry into the Demised Premises, roof, exterior walls, or structural members, including foundation and subflooring, of the Demised Premises, Landlord shall make such repairs or replacements at its sole cost and expense within a reasonable time after demand to do so by Tenant, unless such repairs or replacements are required as a result of the negligence, misconduct or intentional acts or omissions of Tenant, its employees, invitees or licensees, and in that event such necessary repairs or replacements shall be made at Tenant's sole expense.

     Provided Landlord's work does not unreasonably interfere with Tenant's use of the Demised Premises, Landlord shall repair and replace the IIVAC systems within the Demised Premises, as necessary, after termination of Tenant's obligation to perform such work as provided in Paragraph 9.

     9.   TENANT'S COVENANT TO REPAIR AND MAINTAIN: Except as expressly
          ----------------------------------------
provided in Section 8 hereof, Tenant will, at its own expense, keep and maintain in good order and repair, and replace as necessary, during the Lease Term all parts of the Demised Premises, including the plumbing, wiring, electrical systems, heating systems, air conditioning systems and equipment and machinery constituting fixtures, unless any of such repairs are required by the negligence of Landlord, in which case such repairs shall be made at Landlord's expense; and Tenant will, upon termination or expiration of this Lease, deliver the Demised Premises to the Landlord in as good condition as they were when received by it, excepting only normal wear and tear, acts of God and repairs required to be made by Landlord pursuant to the provisions of Section 11 hereof. Tenant shall bear the expense of any trash, janitorial and/or cleaning services necessary to maintain the Demised Premises in the condition required by this Lease. In addition, Tenant shall bear a proportionate share (said "proportionate share" to be determined in the same manner as "Tenant's Proportionate Share" under Section 6 hereof) of the cost of any maintenance or cleaning services necessary to maintain the common areas in the condition required by this Lease.

     Landlord shall deliver space at occupancy with a fully operational HVAC system. After tenant takes possession of the space, Tenant shall be obligated to repair and replace the HVAC system within the Demised Premises up to $1,000 in any given year, each year commencing on the anniversary of the Completion
Date. Tenant's obligations hereunder shall be cumulative, but Tenant's obligation to repair the HVAC system shall not exceed $5,000 over the life of the Lease Term. Tenant agrees to keep in force throughout the Lease Term, at its expense, a standard maintenance agreement on all HVAC equipment serving the Demised Premises from a vendor approved by Landlord and to provide a copy of the maintenance agreement to Landlord accompanied by proof of payment of the service fee therefor, Repairs to the HVAC system shall be tested and approved by the approved HVAC maintenance vendor.

     10.  ALTERATIONS BY TENANT: Except for structural work, for which
          ---------------------
Landlord's consent shall be required (at Landlord's sole and absolute discretion), Tenant may at any time during the Lease Term (if Tenant shall not then be in default), at its own expense, make non-structural alterations, additions or improvements ("Alterations") upon or to the interior of the Demised Premises, as Tenant deems desirable, without Landlord's consent, provided that such Alterations: shall be performed in a good and workmanlike manner, in conformity with applicable building codes and governmental laws and requirements; do not endanger or in any way impair the structural integrity of the Demised Premises; and cost in the aggregate no more than $5,000.00. Such Alterations, when made, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the expiration of the Lease Term. Landlord shall have no obligation (other than its obligation to incorporate into the Demised Premises the improvements shown on the Final Plans) to make any alterations, improvements or repairs to the Demised Premises.

     11.  DAMAGE OR DESTRUCTION OF DEMISED PREMISES: If the Demised Premises
          -----------------------------------------
shall be damaged by fire or other casualty, but are not thereby rendered untenantable in whole or in part in Landlord's reasonable opinion, Landlord shall without unreasonable delay, cause such damage to be repaired within one hundred eighty (180) days, and the rental shall not be abated.

     In the event the Demised Premises shall be destroyed or damaged and rendered untenantable, Landlord may, at its option, terminate this Lease by notice to Tenant, provided that: such notice shall be delivered to Tenant within sixty (60) days of the destructive event and such termination shall not affect any rights theretofore accrued to Landlord hereunder because of prior defaults of Tenant. Except as herein provided, there shall be no obligation on Landlord to repair or rebuild in case of fire or other casualty, in the event of damage or destruction not covered by the insurance required of Landlord herein. In the event Landlord elects not to repair or rebuild the Demised Premises, Tenant shall have the right, on ten (10) days notice, to terminate this Lease. If Landlord elects to repair or rebuild the Demised Premises and the anticipated period for substantial completion of such repair and rebuilding exceeds (i) two hundred and seventy (270) days, or (ii) the end of the Initial Term (or the end of the Option Period, if applicable), Tenant shall have the right, on ten (10) days notice, to terminate this Lease.

     Tenant's rental and all other charges under this Lease shall be fully abated during any time period when the Demised Premises are destroyed or damaged and rendered untenantable. If Tenant is able to occupy and does occupy a portion of the Premises during such time period, rental and other charges under this Lease shall be shared only for the portion of the Demised Premises not occupied by Tenant.

     12.  MUTUAL WAIVER OF SUBROGATION: Tenant and Landlord each hereby waive,
          ----------------------------
and shall cause their respective insurers to similarly waive, any and all rights of recovery against the other, or against the officers, employees, partners, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property under its control, to the extent such loss or damage is (or would have been) insured against under any insurance policy carried or required to be carried) by Landlord or Tenant hereunder.

     13.  TRADE FIXTURES AND EQUIPMENT: Any trade fixtures or equipment
          ----------------------------
(collectively, the "fixtures") installed in or attached to the Demised Premises by or at the expense of the Tenant shall remain the property of Tenant, provided it is not then in default hereunder, Tenant shall have the right to remove any and all of such fixtures; provided, however, that in such event Tenant shall
                          --------  -------
restore the Demised Premises to substantially the same condition in which they were at the time Tenant took possession, ordinary wear and tear excepted. Any such fixtures not removed at or prior to such termination shall be and become the property of Landlord.

     14.  UTILITIES: During the Lease Term, the Tenant shall pay for all
          ---------
electricity, gas, heat, air conditioning, water, sewerage, janitorial services, garbage disposal and other utilities or services relating to its use and/or occupancy of the Demised Premises. Landlord shall have no duty or responsibility to Tenant for the stoppage or interruption of such utilities or services. Landlord hereby confirms that the Demised Premises currently are served by electricity, gas, heat, air conditioning and water, Tenant shall be permitted to bring ISDN, T-1 or other necessary telecommunications facilities to the Demised Premises, provided that: all of such work shall be done at Tenant's cost and expense and Tenant indemnifies Landlord for any damages incurred by Landlord with respect to such work.

     15.  SIGNS AND ADVERTISING: In order to preserve the overall architectural
          ---------------------
continuity and aesthetic harmony of the Project, Tenant may install only such signs, marquees, billboards, outside lighting fixtures and/or other decorations on the Demised Premises as may from time to time be approved in writing by Landlord, such approval not to be unreasonably withheld, and as shall not damage or impair the attractiveness of the Project; provided, however that the care
                                             --------  -------
and maintenance of such signs shall be the sole responsibility of Tenant and Tenant also must obtain the consent of the Research Triangle Foundation.

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

     16.  INDEMNIFICATION AND PUBLIC LIABILITY INSURANCE: Tenant indemnifies and
          ----------------------------------------------
holds Landlord harmless from any injury or damage to Landlord or its agents or employees and from any and all liability for injury to third persons or damage to the property of third persons, including cost, expenses, and reasonable counsel fees, while lawfully upon the Demised Premises occurring by reason of any negligent act or omission of Tenant, its agents, or employees. Tenant shall, at all times during the term hereof, keep in force at its own expense in such amounts and with such companies as shall from time to time be acceptable to Landlord (and to any lender having mortgage interest in the Demised Premises) and naming as insured both Landlord and Tenant: public liability insurance with minimum limits of $2,000,000.00 on account of bodily injury or death of one or more persons, and $1,000,000,00 on account of damage to property; and fire insurance with extended coverage equal to the replacement cost of Tenant's betterments, improvements and contents on or in the Demised Premises to the extent of such betterments, improvements, and contents. Tenant will furnish to Landlord at least five (5) working days prior to the Completion Date, copies of policies or certificates of insurance evidencing the coverages required by this Lease. All policies required hereunder shall provide for waiver of subrogation and shall contain an endorsement providing that the insurer will not cancel or materially change the coverage of said policy or policies without first giving thirty (30) days' prior written notice thereof to Landlord. Landlord will furnish to Tenant within five (5) days of the Completion Date evidence of the indemnification and liability insurance carried by the Landlord,

     17.  LANDLORD'S RIGHT OF ENTRY: The Landlord and those persons authorized
          -------------------------
by it shall have the right to enter upon the Demised Premises at all reasonable times during the Lease Term for the purposes of inspection, and to show the Demised Premises to prospective tenants, purchasers and/or lenders provided Landlord has given Tenant at least twenty-four (24) hour notice.

     18.  EMINENT DOMAIN: If more than twenty percent (20%) of the Building Site
          --------------
or any portion of the Demised Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof) and such taking shall make the operation of Tenant's business on the Demised Premises unfeasible, then Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within thirty (30) days after such taking; and if Tenant does not so elect to terminate this Lease, Landlord, at its own expense, will repair and restore the Demised Premises to tenantable condition, and the rental to be paid by Tenant hereunder shall be proportionately and equitably reduced.

     All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) whether for the whole or a part of the Demised Premises, shall be the property of the Landlord, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest
                            --------  -------
in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property within the Demised Premises if a separate award for such items is made to Tenant.

     19.  EVENTS OF DEFAULT: If any one or more of the following events ("Events
          -----------------
of Default") shall occur;

          a. if the Tenant shall default in the payment when due of any rental or other sum of money specified hereunder to be paid by Tenant five days after written notice of same; or

          b. if Tenant shall default in the performance of any other of the terms, conditions, or covenants contained in this Lease to be performed or observed by it and Tenant does not remedy such default within thirty days after written notice thereof; or

          c.   if the Tenant shall become bankrupt or insolvent; or


          d. if the Tenant shall vacate, fail to operate in or abandon the Demised Premises or any substantial part thereof or suffer the Lease to be taken under any writ of execution and such writ is not vacated or set aside within fifteen (15) days;

     Then in the case of any one or more of such Events of Default, Landlord will have the right to terminate and cancel this Lease; to the full extent allowed by law, the right to place a lien on Tenant's personal property located at the Demised Premises; or, without excluding other rights or remedies that it may have, Landlord shall have the immediate right of reentry and may remove all persons and properties from the Demised Premises and dispose of such property as it deems fit, all without resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. If the Landlord should elect to reenter as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary or appropriate in order to relet the Demised Premises, and relet the Demised Premises for such term and at such rental and upon such other terms and conditions as the Landlord may deem advisable. No such reentry or taking possession of the Demised Premises by the Landlord shall be construed as an election to terminate this Lease unless a written notice of such intention is given by the Landlord to the Tenant at the time of such reentry; but, notwithstanding any such reentry or reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach. In the event of any termination by Landlord, whether before or after reentry, Landlord may recover from the Tenant damages incurred by reason of such breach, including without limitation, the out-of-pocket costs and expenses incurred by Landlord in recovering the Demised Premises. Tenant shall remain liable to the Landlord for the rental hereinabove specified until the expiration of the term of the Lease or earlier termination date, less the rentals actually received by Landlord from any reletting. Landlord shall not be liable to Tenant for rentals received from any reletting in excess of the rental specified in this Lease.


     20.  SUBORDINATION: Tenant shall, upon request by Landlord, subject and
          -------------
subordinate all or any of its rights under this Lease to any and all mortgages and deeds of trust now existing or hereafter placed on the property of which the Premises are a part, Tenant agrees that this Lease shall remain in full force and effect notwithstanding any default or foreclosure under any such mortgage or deed of trust and that it will attorn to the mortgagee, trustee or beneficiary of such mortgage or deed of trust and their successors or assigns and to the purchaser or assignee under such foreclosure. Tenant will, upon request by Landlord, execute and deliver to Landlord or to any other person designated by Landlord any instrument or instruments required to give effect to the provisions of this Section. In conjunction therewith, Landlord shall use its best efforts to obtain a non-disturbance agreement acceptable to Tenant.

     21.  ASSIGNING, MORTGAGING, SUBLETTING: Tenant agrees not to assign,
          ---------------------------------
sublet, mortgage, pledge or encumber this Lease in whole or in part, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant agrees that, in the event of any such assignment, mortgaging or subletting made with the written consent of Landlord as aforesaid, Tenant will nevertheless remain primarily liable for the performance of all of the terms, conditions and covenants of this Lease on its part to observe, comply with or perform. This Lease is binding on all successors and assigns.

     22.  ESTOPPEL CERTIFICATE: Within ten (10) days after request therefor by
          ---------------------
Landlord or any mortgagee or trustee, Tenant shall deliver in form recordable in the office of the Register of Deeds of Durham County, North Carolina, a certificate in form satisfactory to Landlord and directed to the proposed mortgagee, purchaser or other transferee, and/or to Landlord, certifying any facts that are then true with respect to this Lease, including, without limitation (if such be the case), that this Lease is in full force and effect, that no default exists on the part of Landlord or Tenant under the Lease, that Tenant is in possession, that Tenant has commenced the payment of rent, and that there are no defenses or offsets claimed by Tenant with respect to the rentals under the Lease.

     23.  ADDITIONAL, COVENANTS OF TENANT. Tenant covenants and agrees to do all
          -------------------------------
things necessary to prevent the filing of any mechanics' or other liens against the Demised Premises or any part thereof by reason of work. labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Demised Premises or any part thereof, through or under Tenant. If any such lien shall at any time be filed against Tenant's interest in the Demised Premises, Tenant shall either cause the same to be discharged of record within twenty (20) days after the date of filing of the same, or, if Tenant, in Tenant's discretion and in good faith, determines that such lien should be contested, shall furnish such security as may be necessary or required to prevent any foreclosure proceedings against Tenant's interest in the Demised Premises during the pendency of such contest. If Tenant shall fail to discharge such lien within such period or fail to furish such security, then, in addition to any other rights or remedies of Landlord resulting from Tenant's default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due (in which event Tenant shall immediately reimburse Landlord for all sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of such act together with interest on the aggregate of such sums, costs and expenses at the maximum legal rate payable by corporate borrowers under North Carolina law at the time of Tenant's failure, but in no event more than 15% per annum) or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanics' or other lien law.

     24.  FORCE MAJEURE: In the event that Landlord or Tenant shall be delayed,
          -------------
hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reason beyond its reasonable control, the performance of such act shall be excused for the period of delay, and the period of the performance of any such act shall be extended for the period necessary to complete performance after the end of the period of such delay. Notwithstanding anything herein contained to the contrary, the provisions of this Section shall not be applicable to Tenant's obligation to pay rent or any other sum, monies, costs, charges or expenses required to be paid by Tenant on and subsequent to the Completion Date.

     25.  REMEDIES CUMULATIVE -- NONWAIVER: No remedy herein or otherwise
          --------------------------------
conferred upon or reserved to Landlord shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute and every power and remedy given by this Lease to Landlord may be exercised from time to time as often as occasion may arise, or as may be deemed expedient. No course of dealing between Landlord and Tenant, or delay or omission of Landlord to exercise any right or power arising from any default on the part of the Tenant shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence thereto.

     26.  LIABILITY AND INDEMNITY: Landlord shall not have any liability to
          -----------------------
Tenant or any of Tenant's officers, employees or agents for any damage or injury to person or property, or both, directly or indirectly caused by or arising from, in whole or in part, any act or failure to act of Landlord or any of Landlord's employees or agents, unless such damage or injury is the direct result of the negligence of Landlord or the failure of the Project to comply with applicable local, state, and federal regulations, including but not limited to the Americans With Disabilities Act, provided such was enacted subsequent to the delivery of Final Plans. Landlord shall have no personal liability with respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look solely to the equity of Landlord in and to the Demised Premises for satisfaction of Tenant's remedies, if any. It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to the Demised Premises. Such exculpation of personal liability is absolute and without exception whatsoever. All personal property brought into the Demised Premises by Tenant, or Tenant's employees, agents, or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Improvements or any other person.

Moreover, during the Lease Term, Tenant shall pay, and shall protect, indemnify and hold harmless Landlord and Landlord's beneficiaries, employees and agents from, against and in respect of, all liabilities, damages, losses, costs, expenses (including all reasonable attorneys' fees and expenses of Landlord), causes of action, suits, claims, demands and judgments of any nature whatsoever arising out of, by reason of or in connection with the Lease.

     27.  HOLDING OVER: If Tenant remains in possession of the Demised
          ------------
Premises or any part thereof after the expiration of the Lease Term, with Landlord's acquiescence and without any written agreement between the parties, Tenant shall be only a tenant at will and there shall be no renewal of this Lease or any exercise of the Option by operation of law.

     28.  NOTICES: Any notice provided for herein shall be deemed to have been
          -------
sufficiently served if the same shall be in writing and placed in the United States mail, via certified mail or registered mail, return receipt requested, with postage prepaid and in the proper amount, and addressed as shown on page one (1), with a copy to A. Summey Orr III, Esq., Holland & Knight, LLP, 1201 West Peachtree, N,E., Suite 2000, One Atlantic Center, Atlanta, Georgia 30309-3400 and Douglas McPherson, CitySearch, 790 E, Colorado Blvd., Suite 200, Pasadena, California 91101.

     The address of both Landlord and Tenant and the person, if any, to whose attention a notice or copy of same shall be directed, may be changed or added from time to time by either party serving written notice upon the other, in the above-prescribed manner.

     29.  NATURE AND EXTENT OF AGREEMENT: This instrument contains the complete
          ------------------------------
agreement of the parties regarding the terms and conditions of the lease of the Demised Premises, and there are no oral or written conditions, terms, understandings or other agreements pertaining thereto which have not been incorporated herein. This instrument creates only the relationship of Landlord and Tenant between the parties hereto as to the Demised Premises; and nothing herein shall in any way be construed to impose upon either party hereto any obligations or restrictions not herein expressly set forth. The laws of the State of North Carolina shall govern the validity, interpretation, performance and enforcement of this Lease. Notwithstanding that this Lease was drafted by Landlord, in the event of any ambiguous provisions hereof, there shall be no presumption in favor of either Landlord or Tenant.

     30.  BINDING EFFECT: This Lease shall be binding upon and shall inure to
          --------------
the benefit of the parties hereto and their respective successors and assigns during the Lease Term.

     31.  ATTORNEYS' FEES: If either party commences an action against the other
          ---------------
party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and costs of suit. Notwithstanding, Tenant shall be responsible for Landlord's attorney's fees in any suit or threatened suit by Landlord to collect rent.

     32.  BROKERS: Tenant represents that it has not engaged a broker in
          -------
connection with this Lease, other than Thomas Commercial, Inc., which will not be owed a separate commission from Landlord (other than its participating share from Landlord's broker), and agrees to indemnify and hold Landlord harmless from any claim made by a broker with respect to this Lease.

     33.  CAPTIONS AND HEADINGS: The captions and headings throughout this Lease
          ---------------------
are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction, or meaning of any provision of or the scope or intent of this Lease or in any way affect this Lease.

     34.  HAZARDOUS MATERIALS: Landlord agrees to defend, indemnify and hold
          -------------------
harmless Tenant, its officers, directors, employees and agents from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorney's fees, consultant's fees, litigation costs and cleanup costs asserted against or incurred by Tenant at any time and from time to time by reason of or arising out of the generation, storage, treatment, handling, transportation, disposal or release, other than by Tenant or any of its agents, of any Hazardous Materials, as such term is defined by North Carolina law, at or upon the Project.

     35.  AUTHORITY: The parties executing this Lease hereby represent and
          ---------
warrant that they have all necessary power and authority to execute and deliver this Lease on behalf of the Landlord and Tenant, respectively.

     36.  QUIET ENJOYMENT. Landlord covenants that upon Tenant's paying the rent
          ---------------
and performing each of Tenant's covenants hereunder, Tenant may peaceably and quietly have, hold, and enjoy the Demised Premises, subject to the terms and conditions of this Lease.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in their corporate names and their corporate seals hereto affixed, all in pursuance of authority duly given by their respective Boards of Directors, as of the day and year first above written.

                                          SECURED PROPERTIES INVESTORS II, L.P.

                                          By:  JAMESTOWN

                                                   [SIGNATURE ILLEGIBLE]
                                               By:----------------------------
__________________
Secretary


                                          CITYSEARCH, INC.

                                                [SIGNATURE ILLEGIBLE]
                                          Name:------------------------

                                                Chief Legal Officer
                                          Title:-----------------------

                                                     [CORPORATE SEAL]


[SIGNATURE ILLEGIBLE]
---------------------
Secretary

STATE OF _______________

COUNTY OF ______________

     This ___ day of ________________ , 19__, personally came before me _______________________ who being by me duly sworn, says that he is
__________________________ of _________________________________________ that the seal affixed to the foregoing instrument in writing is the corporate seal of the Corporation, and that said writing was signed and sealed by him in behalf of said Corporation, by its authority duly given, and the said _________________ acknowledged the said writing to be the act and deed of said Corporation.


                                 _________________________
               Notary Public
My Commission Expires:
_____________________

[NOTARY SEAL]

                                  EXHIBIT "A"
                                  -----------

                              [PLAN APPEARS HERE]

                                  EXHIBIT "B"
                                  -----------

               BEING that certain acre tract of land fronting Service Drive, in the Research Triangle Park, Durham County, North Carolina, as described on that certain survey dated December 5, 1979, and prepared by Boney & Associates, Inc. of Raleigh, North Carolina and being recorded in Book of Maps 95 at Page 199 in the office of the Register of Deeds, Durham County, North Carolina.

                                  EXHIBIT "C"
                                  -----------

              [LETTERHEAD OF PRIME BUILDING COMPANY APPEARS HERE]


April 14, 1998

Mr. Rob Czyzewski
Operations Manager
Citysearch.com
3000 Aerial Center Parkway, Suite 140
Morrisville, NC 27560

Dear Rob:

Prime Building is pleased to offer the following budget estimate for your proposed relocation to the MET building at 5 Triangle Drive in RTP.

Our price is based on my site visit with Lee Clyburn last week and the single page floor plan I received from your office.

Lump sum total at this stage is Sixty nine thousand two hundred fifty three dollars ($69,253.00).

Once a building permit is secured, we estimate a 4 week construction schedule. In the meantime, I would be happy to provide carpet, paint and wallcovering samples for your review.

Attached please find a detailed cost estimate with assumptions and clarifications for your review. Contact me at the office should you have any additional questions.

Respectfully,

/s/ Charles Zevenhuizen

Charles Zevenhuizen
Project Estimator
citysearch.com
Cost Breakdown
April 14, 1998

Field Administration-supervision, truck and mileage, phone and pager,                        $   5,500.00
---------------------
equipment rental, dumpster and debris removal, general cleaning
Architectural and Engineering--- allowance for design services                               $   8,000.00
---------------------------------
Demolition - remove indicated walls, doors and frames, floor coverings,                      $   6,884.00
------------
old cabinetry, necessary ceiling tile and grid, old VWC in restrooms
Cabinetry- new kitchen and conference room cabinets as shown, new                            $   5,540.00
----------
laminate countertops in restrooms
Doors, Frames, Hardware- install (2) reused doors in locations shown                         $     100.00
-----------------------
Drywall- build new walls as shown,'repair existing walls, repair old                         $   1,988.00
-------
door and window locations
Acoustical Ceilings- replace grid on right 1/3 of building, replace tile as                  $   3,2O0.00
---------------------
needed
Carpet and Base- $14.00/sy direct glue down carpet in all areas except                       $  15,750.00
----------------
restrooms, breakroom and vault
Paint and Wallcovering- paint existing walls with (1) coat flat latex, paint                 $   5,770.00
-----------------------
new walls with (2) coats flat latex, install new vinyl wallcovering in restrooms, touch up existing doors
Plumbing- provide new stainless steel sink in conference room, reinstall                     $     700.00
--------
existing sink in breakroom and bathrooms
HVAC- allowance to relocate existing grills and thermostats                                  $   1,200.00
------
Electrical- rewire lights after new ceiling installation, add (10) duplex                    $   3,900.0O
-----------
receptacles, relocate fire alarm, install (5) power poles, add (10) data/com boxes, sensor for small conference room lighting
Final Cleaning- prior to tenant occupancy                                                    $     975.00
--------------                                                                               ------------
                                                                      Sub-total              $  59,507.00
                                                                      Taxes                  $   2,041.00
                                                                      Insurance, Permit      $     285.00
                                                                      OH&P                   $   7,420.00
                                                                                             ------------
                                                                      TOTAL                  $  69,253.00

Please note the following exclusions:

     brick cleaning, interior blinds, fire sprinklers, appliances, carpet squares in small conference room, tele/comm installation, electrical service upgrades, any item not specifically listed above

                        LEASEHOLD IMPROVEMENT AGREEMENT

     This Leasehold Improvement Agreement ("Improvement Agreement") is dated for reference purposes only as May 13, 1998, and is made by and between Secured Properties Investors II, L.P. ("Landlord") and CitySearch, Inc, ("Tenant") as part of that certain Lease of even date herewith between them, affecting that real property commonly known as 5 Triangle Drive, Durham County, North Carolina (the "Lease"). The following provisions are hereby added to the Lease and in the event of conflict between this Improvement Agreement and the Lease, this Improvement Agreement shall prevail:

                                   SECTION 1
                                  DEFINITIONS

     1.1  Definitions. All capitalized terms in this Improvement Agreement
          -----------
shall have the meaning defined in the Lease. Wherever used in this Improvement Agreement, the following terms are defined as follows:

          1.1.1 "Allowance" is the maximum amount Landlord is required to pay toward Construction Cost of the Improvements, which amount is $66,980.00.

          1.1.2 "Architect(s)" collectively means The Smith Sinnett Associates, P.A., and all other architects, structural engineers, mechanical engineers and the other design professionals as are needed to design the Improvements, each of whom shall be duly licensed by the State of North Carolina and in good professional standing.

          1.1.3 "Applicable Laws and Restrictions" means all laws (including without limitation the Americans With Disabilities Act), building codes, ordinances, regulations, title covenants, conditions, and restrictions, and casualty underwriters requirements applicable to the premises and the improvements.

          1.1.4 The "Building" is the multi-tenant building in which the Demised Premises are situated.

          1.1.5 "Contractor(s)" means Prime Building Co. and all other general contractors, design-build contractors, subcontractors, and material suppliers who provide labor and materials for construction of the Improvements. To the extent required by Applicable Laws and Restrictions, each Contractor shall be duly licensed by the State of North Carolina and in good professional standing.


          1.1.6 "Construction Cost" means all of the following:

                a. fees paid by Landlord to Architect(s) for services required by this Improvement Agreement;
                b. fees paid by Landlord for engineering fees for construction of the Improvements;
                c. fees of governmental and quasi-governmental agencies for
                   Permits;
                d. payments to Contractor(s) for labor, materials, and
                   equipment.

          1.1.7  "Construction Documents" are the Design Plans and the Final
Plans

          1.1.8 "Construction Schedule" is the schedule for commencement, prosecution and Substantial Completion of the Improvements.

          1.1.9 "Improvements" are the alterations, modifications and improvement described on the Final Plans which will be constructed pursuant to this Improvement Agreement.

          1.1.10 "Landlord's Work" is the construction of all of the Improvements

          1.1.11 "Landlord's Representative" is Ben Gainey or such other person as the Landlord shall designate in writing to Tenant as its authorized representative for the purposes of administering this improvement Agreement.

          1.1.12 "Permits" are those permits approvals and consents of governmental authorities and third parties having jurisdiction over the work which are required for commencement and completion of the Improvements.

          1.1.13 "Substantial Completion" or "Substantially Completed" is defined in Section 5.1. The "Substantial Completion Date" is the date the Improvements are Substantially Completed.

          1.1.14 "Scheduled Completion Date" is the scheduled date for Substantial Completion of the Improvements.

          1.1.15 "Tenant's Representative" is Robb Czyzewski or such other person as the Tenant shall designate in writing to Landlord as its authorized representative for the purposes of administering this Improvement Agreement.

          1.1.16 "Tenant's Work" is limited to the installation of the Tenant's trade fixtures, furnishings, and equipment in the premises alter completion of the Landlord's Work.

                                   SECTION 2
                         DESIGNATION OF REPRESENTATIVE

     2.1  Designation of Representative. Landlord and Tenant hereby respectively
          -----------------------------
appoint the Landlord's Representative and the Tenant's Representative as its sole representative for the purposes of this Improvement Agreement. Until replaced by written notice, the Landlord's Representative and the Tenant's Representative will have the full authority and responsibility to act on behalf of Landlord and Tenant respectively, as required in this Improvement Agreement.

                                   SECTION 3
                         CONTRACT DOCUMENTS & PERMITS

     3.1  Retention of Architects and Delivery of Final Plans. Tenant shall
          ---------------------------------------------------
direct and Landlord shall pay for the services of the Architect(s) to prepare the finished Design Plans and specifications for the Improvements (the "Final Plans"). The Final Plans shall be based upon and consistent with the Design Plans and specifications attached to the Lease as Exhibit C and subject to approval by Landlord, which approval shall not be unreasonably withheld, denied or delayed.

     3.2  Preparation and Approval of Cost Estimate and Construction Schedule.
          -------------------------------------------------------------------
Immediately following approval of the Final Plans, Landlord shall cause the Architect to prepare a preliminary Cost Estimate and Construction Schedule. Landlord and Tenant shall review the Cost Estimate and the Construction Schedule and promptly deliver to the other party and to the Architect(s) the party's written approval or disapproval thereof. If the Cost Estimate or Construction
Schedule is disapproved in any respect, the parties shall confer and negotiate in good faith to reach written agreement. Landlord's and Tenant's approval of the Cost Estimate or the Construction Schedule shall not be unreasonably withheld, denied or delayed, provided, however, that (I) Tenant may deny approval in its sole discretion of any Cost Estimate which exceeds $66,980.00, and (2) Landlord or Tenant may deny approval of any Construction Schedule which calls for a Substantial Completion Date of more than 180 days after the date Tenant first delivered the Final Plans to Landlord. Any disapproval by Landlord or Tenant shall be accompanied by a written statement of the disapproved item, the reasons for disapproval and the specific changes required to make the item acceptable. If a party's written notice of disapproval is not delivered within 10 days from delivery of the Cost Estimate or the Construction Schedule, approval shall be deemed given. If the Cost Estimate or Construction Schedule is disapproved as provided herein, the parties shall confer and negotiate in good faith to reach written agreement.

     3.3  Application for Approvals. Landlord shall submit the Final Plans to
          -------------------------
all appropriate governmental agencies and third parties for issuance of the Permits required for the construction of the Improvements and occupancy by Tenant of the Improvements for its intended use. Landlord shall use all reasonable efforts to obtain the Permits on or before the date specified for same in the Contract Schedule, Landlord shall not be responsible for any delay or denial of a Permit which is beyond its reasonable control.

     3.4  Changes to Final Plans. The Final Plans may be modified only by a
          ----------------------
written "Change Order" executed by Landlord and Tenant, which clearly describes
(i) the change, (ii) the party required to perform the change, (iii) the party required to pay for the change, and (iv) any revision of the Construction Schedule occasioned by the change. Neither Landlord nor Tenant shall unreasonably deny, withhold or delay its approval of a change, whether requested by a party or required by an Applicable Law or Restriction.

     3.5  Delay of Substantial Completion Date. Upon any delay in the
          ------------------------------------
Substantial Completion Date beyond 180 days after the date when the Final Plans, Cost Estimate and Construction Schedule are all approved, which is due to circumstances beyond the reasonable control of Landlord, either Landlord or Tenant may terminate this Lease.

                                   SECTION 4
                            PERFORMANCE OF THE WORK

     4.1    Selection of Contractor(s) and Suppliers. Construction of the
            ----------------------------------------
Landlord's Work shall be performed under the direction of Landlord and by Contractor(s) selected by Landlord.

     4.2    Commencement and Completion of Improvements. When all Permits have
            -------------------------------------------
been obtained, Landlord shall cause its Contractor(s) to commence and to thereafter diligently prosecute the construction of the Landlord's Work so that the Landlord's Work will be Substantially Completed on or before the Scheduled Completion Date.

     4,3    Standards for Performance of Work. Landlord shall cause the
            ----------------------------------
Landlord's Work to be constructed by well-trained, adequately supervised workers, in a good and workmanlike manner, free from design, material and workmanship defects in accordance with all Construction Documents. Tenant shall comply, and shall cause its Contractor to comply with the reasonable rules and regulations promulgated by Landlord for the performance and scheduling of the Tenant's Work. The parties shall cooperated in good faith to schedule, coordinate, and perform Landlord's Work and Tenant's Work.

                                   SECTION 5
                            COMPLETION OF THE WORK

     5.1    Inspection, Substantial Completion & Punchlist. Tenant's
            -----------------------------------------------
Representative and Architect shall have the right to enter the Demised Premises at all reasonable times for the purpose of inspecting the progress of the work. Landlord's Work shall be deemed "Substantially Completed" or in "Substantial Completion" when (i) construction of the Improvements has been completed and all incomplete or defective Landlord's Work which interferes with Tenant's use of the Demised Premises has been remedied; (ii) the Architect has certified that the Landlord's Work has been constructed in accordance with the Final Plans,
(iii) all necessary governmental approvals for occupancy of the Demised Premises and the Improvements have been obtained, including a Certificate of Occupancy; and (iv) all utilities are hooked up and available for use. Landlord shall notify Tenant when the Landlord's Work is Substantially Completed and the Tenant's Representative, Landlord's Representative, and the Architect(s) shall immediately inspect the Landlord's Work and prepare a written list of any defective an incomplete work (the "Punchlist"). Tenant may augment the Punchlist at any time on or before 20 days following the Substantial Completion Date. Landlord shall promptly remedy all Punchlist items. Notwithstanding the foregoing, (1) Tenant's failure to specify any defect on the Punchlist shall not waive any obligation of the Landlord to complete the Improvements in accordance with this Improvement Agreement, and (2) Landlord shall not be obligated to pay more than the Allowance.

                                   SECTION 6
                         PAYMENT OF CONSTRUCTION COST

     6.1    Duty to Pay Construction Cost. Landlord shall pay the Construction
            ------------------------------
Cost of the Improvements, up to an amount equal to the Allowance. Tenant shall pay any remainder of such

Construction Cost and Tenant shall pay the entire cost of Tenant's Work, without reimbursement by Landlord.

     6.2  Notice of Non-Responsibility. Tenant shall provide Landlord with at
          ----------------------------
least 10 days prior written notice for commencement of the Tenant's Work, in order to permit the Landlord to post and record such Notices of non-Responsibility and other instruments as may be necessary to protect the Landlord and its property from claims by Contractor's for unpaid costs and other liabilities associated with the Tenant's Work.

                                  SECTION 7
                                 RISK OF LOSS

     7.1  Casualty. If the Building is damaged or destroyed prior to the
          --------
Completion Date, Landlord and Tenant shall have the right to terminate this Lease, if, in the reasonable opinion of the Architect(s), the Building cannot be restored and the Improvements Substantially Completed within 180 days after Tenant first delivers the Final Plans to Landlord. If the Building is damaged or destroyed and the Lease is not terminated pursuant to this Section, Landlord shall promptly and diligently complete repair of the Building and construction of the Improvements.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Improvement Agreement, intending to be bound thereby as of the date first above written.


Landlord                                          Tenant
Secured Properties Investors II, L.P.             CitySearch, Inc.

                                                     /s/ Douglas McPherson
By___________________________________             By---------------------------
                                                       Douglas McPherson
Name:________________________________             Name:------------------------
                                                        Chief Legal Officer
Title:_______________________________             Title:-----------------------